NORTHERN FUNDS Small Cap Core Fund

Summary Prospectus | July 31, 2019	Ticker: NSGRX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2019, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of Northern Funds shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Northern Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (northerntrust.com/funds) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Northern Funds electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if your account is held directly with Northern Funds, by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, please contact your financial intermediary to continue receiving paper copies of your shareholder reports. If you invest directly with Northern Funds, you can inform Northern Funds that you wish to continue receiving paper copies of your shareholder reports by calling the Northern Funds Center at 800-595-9111 or by sending an e-mail request to: northern-funds@ntrs.com. Your election to receive reports in paper will apply to all Northern Funds you hold in your account at the financial intermediary or through an account with Northern Funds. You must provide separate instructions to each of your financial intermediaries.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%

Other Expenses(1)	0.12%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.08%

Total Annual Fund Operating Expenses(2)	0.75%

Expense Reimbursement(3)	(0.10)%

Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.65%

(1)	Other Expenses have been restated to reflect current fees.

(2)

The Fund’s Total Annual Fund Operating Expenses will not correlate to the Fund’s ratio of average net assets to expenses before reimbursements and credits included in the Fund’s Financial Highlights in the Fund’s complete Prospectus due to the restatement of Other Expenses.

(3)

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.65%. This contractual limitation may not be terminated before July 31, 2020 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$230	$407	$921

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of small capitalization companies. Small capitalization companies generally are considered to be those whose market capitalization is, at the time the Fund makes an investment, within the range of the market capitalization of companies in the Russell 2000® Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered small capitalization companies. As of May 31, 2019, the market capitalization of the companies in the Russell 2000 Index was between approximately $10.0 million and $9.9 billion. The size of companies in the Russell 2000 Index changes with market conditions. In addition, changes to the composition of the Russell 2000 Index

NF SUM SCC (7/19)	SUMMARY PROSPECTUS	1	SMALL CAP CORE FUND

can change the market capitalization range of companies in the Russell 2000 Index. The Fund is not limited to the stocks included in the Russell 2000 Index and may invest in other stocks that meet the criteria of NTI discussed below.

Using quantitative analysis (evaluation of financial data), NTI buys securities of small capitalization companies that it believes have favorable characteristics such as earnings quality and/or competitive returns on equity relative to their peers. The team may sell securities in order to maintain the desired portfolio characteristics of the Fund. In determining whether a company has favorable characteristics, NTI uses an evaluation process that includes, but is not limited to:

∎	Quantitative review of fundamental factors such as earnings metrics and capital deployment;

∎	Risk management analysis in which risk exposures are measured and managed at the security, sector and portfolio levels; and

∎	Systematic evaluations of new securities with attractive attributes and reevaluations of portfolio holdings.

Many of the companies in which the Fund invests retain their earnings to finance current and future growth. These companies generally pay little or no dividends. The Fund may use derivatives such as stock index futures to equitize cash and enhance portfolio liquidity.

NTI may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Frank Russell Company does not endorse any of the securities in the Russell 2000 Index. It is not a sponsor of the Small Cap Core Fund and is not affiliated with the Fund in any way.

PRINCIPAL RISKS

CYBERSECURITY RISK is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its investment adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders.

INVESTMENT STYLE RISK is the risk that different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. The Fund may outperform or underperform other funds that invest in similar asset classes but employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics.

LARGE SHAREHOLDER RISK is the risk that the Fund may experience adverse effects when certain large shareholders, including funds or accounts over which the Fund’s investment adviser or an affiliate of the investment adviser has investment discretion, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly and unexpectedly, may cause the Fund to sell its securities at times it would not otherwise do so, which may negatively impact its liquidity and/or net asset value. Such sales may also accelerate the increase of taxable income to shareholders if these sales result in gains, and may also increase transaction costs. In addition, large redemptions could lead to an increase in the Fund’s expense ratio due to expenses being allocated over a smaller asset base. Large share purchases of the Fund may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing or otherwise maintains a larger cash position than it ordinarily would.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities markets or adverse investor sentiment. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

MID CAP STOCK RISK is the risk that stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

QUANTITATIVE INVESTING RISK is the risk that the value of securities or other investments selected using quantitative analysis can perform differently from the market as a whole or from their expected performance and the Fund may realize a loss. This may be as a result of the factors used in building a multifactor quantitative model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Whenever a model is used, there is also a risk that the model will not work as planned.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease. While the Fund may not concentrate in any one industry, the Fund may invest without limitation in a particular market sector.

SMALL CAP CORE FUND	2	SUMMARY PROSPECTUS

SMALL CAP STOCK RISK is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

STOCK INDEX FUTURES RISK is the risk arising from the Fund’s use of futures and includes: the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts; the possible inability of the Fund to close a futures contract when desired; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Accordingly, under normal market conditions, the Fund will limit its exposure to stock index futures to 5% of the value of the portfolio.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

Effective February 17, 2010, the Fund’s investment strategy changed from an active small cap growth investment strategy to a quantitative small cap core investment style. The performance shown prior to that date represents performance of the Fund’s prior active small cap growth investment strategy.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2019 is 15.92%. For the periods shown in the bar chart above, the highest quarterly return was 18.82% in the second quarter of 2009, and the lowest quarterly return was (20.73)% in the third quarter of 2011.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2018)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Small Cap Core Fund	9/30/99
Returns before taxes		(10.21)%	4.55%	12.72%	6.72%
Returns after taxes on distributions		(10.59)%	3.80%	12.06%	6.00%
Returns after taxes on distributions and sale of Fund shares		(5.96)%	3.46%	10.58%	5.35%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		(11.01)%	4.41%	11.97%	7.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Small Cap Core Fund. Robert H. Bergson, CFA, Senior Vice President of NTI, has been a manager of the Fund since February 2010. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

SUMMARY PROSPECTUS	3	SMALL CAP CORE FUND

PURCHASE AND SALE OF FUND SHARES

You may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMALL CAP CORE FUND	4	SUMMARY PROSPECTUS